Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alabama National BanCorporation (“Alabama National”) on Form 10-Q for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John H. Holcomb, III, Chief Executive Officer of Alabama National, and William E. Matthews, V, Chief Financial Officer of Alabama National, each hereby certifies, pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Alabama National.

Dated: November 9, 2007

/s/ John H. Holcomb, III
John H. Holcomb, III
Chief Executive Officer

/s/ William E. Matthews, V
William E. Matthews, V
Chief Financial Officer